Aegis Value Fund
Schedule of Portfolio Investments
March 31, 2021 (Unaudited)

	Country	Shares	Value
Common Stocks - 97.9%
Consumer Discretionary - 1.5%
Textiles, Apparel & Luxury Goods - 1.5%
Delta Apparel, Inc. (1)		77,770	$2,109,900

Energy - 16.0%
Energy Equipment & Services - 6.9%
AKITA Drilling Ltd. - Class A (1)	CAD	5,945,285	4,730,870
Deep Down, Inc. (1)(3)		766,584	528,943
Exterran Corp. (1)		500,549	1,681,845
Geospace Technologies Corp. (1)		255,457	2,329,768
Wolverine Energy & Infrastructure, Inc. (1)	CAD	970,507	664,149
			9,935,575
Oil, Gas & Consumable Fuels - 9.1%
Adams Resources & Energy, Inc.		41,394	1,159,446
Ardmore Shipping Corp. (2)		283,082	1,285,192
Hallador Energy Company		525,268	971,746
International Petroleum Corp. (1)	CAD	1,128,326	3,726,071
International Seaways, Inc. (2)		65,467	1,268,750
MEG Energy Corp. (1)	CAD	280,567	1,455,635
Penn Virginia Corp. (1)		53,914	722,448
Seplat Petroleum Development Company plc	GBP	2,161,270	2,383,633
			12,972,921
Total Energy			22,908,496

Financials - 7.1%
Banks - 1.0%
Bank of Cyprus Holdings plc (1)(4)	GBP	1,315,577	1,513,310
Consumer Finance - 2.0%
EZCORP, Inc. (1)		565,226	2,809,173
Diversified Financial Services - 2.7%
Jefferies Financial Group, Inc.		128,854	3,878,505
Insurance - 1.4%
Conifer Holdings, Inc. (1)(3)		519,741	1,949,029
Total Financials			10,150,017

Materials - 73.3%
Metals & Mining - 49.9%
Diversified Metals & Mining - 18.3%
Amerigo Resources Ltd. (1)(3)	CAD	17,032,738	12,333,725
Base Resources Ltd.	AUD	2,915,429	664,324
Kenmare Resources plc (4)	GBP	1,962,195	10,948,700
Solitario Zinc Corp. (1)		620,433	515,828
Trevali Mining Corp. (1)	CAD	11,081,320	1,719,470
			26,182,047
Gold, Silver & Precious Metals & Minerals - 25.8%*
Argonaut Gold, Inc. (1)	CAD	1,896,834	3,471,567
Dundee Precious Metals, Inc.	CAD	490,442	2,993,308
Equinox Gold Corp. (1)(7)	CAD	736,737	5,874,198
Erdene Resource Development Corp. (1)	CAD	1,943,916	549,129
GoldQuest Mining Corp. (1)	CAD	2,849,300	578,158
INV Metals, Inc. (1)	CAD	703,192	240,608
Lion One Metals Ltd. (1)(7)	CAD	1,904,852	1,970,484
Minera Alamos, Inc. (1)(7)	CAD	18,954,538	9,803,811
Mundoro Capital, Inc. (1)(7)	CAD	1,851,852	353,660
Orezone Gold Corp. (1)	CAD	6,251,618	4,676,153
Roxgold, Inc. (1)	CAD	3,830,789	4,724,853
Superior Gold, Inc. (1)	CAD	3,215,639	1,535,278
TriStar Gold, Inc. (1)	CAD	351,164	65,667
Troilus Gold Corp. (1)	CAD	118,231	99,725
			36,936,599
Mining Services - 4.8%
Capital Ltd. (4)	GBP	1,270,032	1,125,046
Geodrill Ltd. (3)	CAD	3,956,698	5,793,208
			6,918,254
Steel - 1.0%
Universal Stainless & Alloy Products, Inc. (1)		136,402	1,387,208
Total Metals & Mining			71,424,108
Paper & Forest Products - 23.4%
Canfor Pulp Products, Inc.	CAD	324,467	2,297,888
Conifex Timber, Inc. (1)	CAD	1,449,913	2,249,805
Interfor Corp. (1)	CAD	357,297	8,046,077
Mercer International, Inc.		489,447	7,043,142
Resolute Forest Products, Inc. (1)		1,276,624	13,979,033
			33,615,945
Total Materials			105,040,053
Total Common Stocks (Cost $103,691,276)			140,208,466

Warrants - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Gold, Silver & Precious Metals & Minerals - 0.1%
Mundoro Capital, Inc., Exercise Price: $0.20, 01/08/2022 (Acquired 12/17/2019, Cost $0) (1)(5)(6)(7)	CAD	925,926	74,269
Total Warrants (Cost $0)			74,269

Total Investments - 98.0% (Cost $103,691,276)			140,282,735
Other Assets in Excess of Liabiliies - 2.0%			2,905,186
Net Assets - 100.0%			143,187,921

Percentages are stated as a percent of net assets.

(1)	Non-income producing security.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See affiliated table below for additional information.
(4)	Level 2 Security.
(5)
Level 3 Security which was fair valued in accordance with the policies and procedures approved by the Board of Trustees. As of March 31, 2021, the value of these securities was $74,269 which represents 0.1% of total net assets.

(6)	Illiquid Security. As of March 31, 2021, the value of these securities was $74,269 which represents 0.1% of total net assets.
(7)	All or a portion of this security may be deemed restricted under Rule 144A.

*
Per the Fund's Statement of Additional Information, the Fund may not invest more than 25% of its assets in any one industry. As of March 31, 2021, the Gold, Silver, and Precious Metals & Minerals industry was over the 25% industry limitation but was due to market appreciation.

AUD - Australian Dollar
CAD - Canadian Dollar
GBP - British Pound Sterling

For purposes of this report, the securities in the portfolio have been organized by their respective GICS code. The fund does not rely exclusively on GICS Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund utilizes the GICS Sub-Industry classifications, or aggregates thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged to be misclassified by GICS, or has not been classified by GICS, the Fund uses a Fund-determined GICS framework classification.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Aegis Value Fund
Portfolio Characteristics
March 31, 2021 (Unaudited)

Industry Breakdown
	% of the Fund’s Net Assets
Common Stocks			97.9%
Consumer Discretionary		1.5%
Textiles, Apparel & Luxury Goods	1.5%
Energy		16.0%
Energy Equipment & Services	6.9%
Oil, Gas & Consumable Fuels	9.1%
Financials		7.1%
Banks	1.0%
Consumer Finance	2.0%
Diversified Financial Services	2.7%
Insurance	1.4%
Materials		73.3%
Metals & Mining
Diversified Metals & Mining	18.3%
Gold, Silver & Precious Metals & Minerals	25.8%
Mining Services	4.8%
Steel	1.0%
Paper & Forest Products	23.4%
Warrants			0.1%
Materials		0.1%
Metals & Mining
Gold, Silver & Precious Metals & Minerals	0.1%
Other Assets in Excess of Liabilities			2.0%
Total Net Assets			100.0%

Aegis Value Fund
Notes to Financial Statements
Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of March 31, 2021 amounted to $20,604,905, representing 14.4% of net assets. A summary of affiliated transactions for the period ended March 31, 2021 is as follows:

	Share Balance December 31, 2020	Additions	Deductions	Share Balance March 31, 2021
Amerigo Resources Ltd.	17,032,738	41,394	-	17,074,132
Conifer Holdings, Inc.	499,321	-	-	499,321
Deep Down, Inc.	766,584	-	-	766,584
Geodrill, Ltd.	3,956,698	137,089	-	4,093,787

	Value December 31, 2020	Acquisitions	Dispositions	Corporate Actions
Amerigo Resources Ltd.	$10,704,840	$1,160,621	$-	$-
Conifer Holdings, Inc.	1,642,766	-	-	-
Deep Down, Inc.	328,098	-	-	-
Geodrill, Ltd.	4,849,123	443,451	-	-
Total	$17,524,827	$1,604,072	$-	$-

	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value March 31, 2021	Dividend Income
Amerigo Resources Ltd.	$-	$(1,175)	$11,864,286	$6,208
Conifer Holdings, Inc.	-	2,488,953	4,131,719	-
Deep Down, Inc.	-	1,628,885	1,956,983	-
Geodrill, Ltd.	-	364,344	5,656,918	-
Total	$-	$4,481,007	$23,609,906	$6,208

*
As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

Investment Valuation
Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees.

The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Summary of Fair Value Exposure at March 31, 2021
In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity  (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,109,900	$-	$-	$2,109,900
Energy	22,908,496	-	-	22,908,496
Financials	8,636,707	1,513,310	-	10,150,017
Materials	92,966,307	12,073,746	-	105,040,053
Warrants
Materials	-	-	74,269	74,269
Total	$126,621,410	$13,587,056	$74,269	$140,282,735

The following is a summary of quantitative information about significant unobservable valuation inputs for the Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of March 31, 2021:

Investments	Fair Value as of March 31, 2021	Valuation Technique	Unobservable Inputs	Weighted Average	Range
Mundoro Capital, Inc. Warrant, Exercise Price $0.20, 01/08/2022	74,269	Black Scholes Option Pricing Model	Pricing Model	N/A	$0.0802

The following is a reconciliation of the Fund's Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2021:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)			Investments in Securities
Beginning Balance as of December 31, 2020			$63,794
Change in unrealized appreciation			10,475
Ending Balance as of March 31, 2021			$74,269
Change in unrealized appreciation still held as of March 31, 2021			$10,475